UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 27, 2002
                                                --------------------------------

Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2002, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC3)

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             (Exact name of registrant as specified in its charter)


        Delaware                    333-83986-06               13-3291626
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)
      (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC3. On August 27, 2002, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ocwen Federal Bank FSB, as servicer, Wells Fargo Bank Minnesota, National Association, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC3 (the "Certificates"), issued in eight classes. The Class A-2, Class A-3, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of August 1, 2002 of $279,478,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. ("UCP" and collectively with MS&CO. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of August 21, 2002 by and among the Company and the Underwriters.

            Attached as Exhibit 10 is the Financial Guaranty Insurance Policy, issued by Financial Assurance Inc.






relating to the Class A-2 Certificate.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.
              ---------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of August 1, 2002, by and among the Company, as depositor, Ocwen Federal Bank FSB, as servicer, Wells Fargo Bank Minnesota, National Association, as trustee, and NC Capital Corporation, as responsible party.

Exhibit 10 Financial Guaranty Insurance Policy, dated August 27, 2002, issued by Financial Security Assurance Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 10, 2002             MORGAN STANLEY DEAN WITTER CAPITAL I INC.




                                          By:  /s/ Andrew Berman
                                              ----------------------------------
                                              Name:  Andrew Berman
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.            Description                                  Page
-----------            -----------                                  ----

4                      Pooling and Servicing Agreement, dated as    6
                       of August 1, 2002, by and among the
                       Company, as depositor, Ocwen Federal Bank
                       FSB, as servicer, Wells Fargo Bank
                       Minnesota, National Association, as
                       trustee, and NC Capital Corporation, as
                       responsible party.

10                     Financial Guaranty Insurance Policy,        7
                       issued by Financial Assurance Inc.
                       dated August 27, 2002.